UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 22, 2004




                       Pioneer Natural Resources Company
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



           Delaware                    1-13245              75-2702753
-----------------------------        -----------        -------------------
(State or other jurisdiction         (Commission         (I.R.S. Employer
       of incorporation)             File Number)       Identification No.)



5205 N. O'Connor Blvd., Suite 900, Irving, Texas              75039
------------------------------------------------           -----------
    (Address of principal executive offices)                (Zip Code)


                                 (972) 444-9001
               --------------------------------------------------
               Registrant's telephone number, including area code



                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                       Page

Item 5.   Other Events..............................................     3

Item 7.   Financial Statements and Exhibits

          (c)  Exhibits.............................................     3

Signature...........................................................     4

Exhibit Index.......................................................     5

                        PIONEER NATURAL RESOURCES COMPANY


Item 5.      Other Events

     On June 22, 2004, Pioneer Natural Resources Company (the "Company") as the Borrower; JP Morgan Chase Bank as the Administrative Agent; JP Morgan Chase Bank and Bank of America, N.A., as the Issuing Banks; Wachovia Bank, National Association as the Syndication Agent; Bank of America, N.A., Bank One, N.A., Fleet National Bank and Wells Fargo Bank, National Association, as the Co-Documentation Agents; and certain other lenders entered into a First Amendment, dated as of June 9, 2004 (the "First Amendment"), to the Company's $700,000,000 5-Year Revolving Credit Agreement dated as of December 16, 2003 (the "Credit Agreement"). The First Amendment is attached hereto as Exhibit 99.1.

     The First Amendment changes certain definitions in the Credit Agreement, including a change to remove reference to Pioneer Natural Resources USA, Inc., a wholly-owned subsidiary of the Company ("Pioneer USA"), from the definition of "Subsidiary Guarantor" and adds definitions for "First Amendment" and "Total Adjusted Debt". As a result of the First Amendment, Pioneer USA is no longer a guarantor of the Credit Agreement.

     The indentures of the Company's senior notes provide for subsidiary guarantees of the Company's senior notes equivalent to the subsidiary guarantees imposed by the Credit Agreement as long as such guarantee was in existance. Accordingly, the First Amendment removes Pioneer USA as a guarantor of the Credit Agreement and has the effect of removing Pioneer USA as a guarantor of the Company's senior notes.

Item 7.      Financial Statements and Exhibits

       (c)   Exhibits

             99.1 First Amendment to 5-Year Revolving Credit Agreement dated as of June 9, 2004 among the Company, as the Borrower; JP Morgan Chase Bank as the Administrative Agent; JP Morgan Chase Bank and Bank of America, N.A., as the Issuing Banks; Wachovia Bank, National Association as the Syndication Agent; Bank of America, N.A., Bank One, N.A., Fleet National Bank and Wells Fargo Bank, National Association, as the Co-Documentation Agents and certain other lenders.

                        PIONEER NATURAL RESOURCES COMPANY

                                S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               PIONEER NATURAL RESOURCES COMPANY




Date:  June 25, 2004           By:    /s/ Richard P. Dealy
                                    -------------------------------------------
                                    Richard P. Dealy
                                    Vice President and Chief Accounting Officer

                        PIONEER NATURAL RESOURCES COMPANY

                                  EXHIBIT INDEX


Exhibit No.     Description

   99.1 (a) First Amendment to 5-Year Revolving Credit Agreement dated as of June 9, 2004 among the Company, as the Borrower; JP Morgan Chase Bank as the Administrative Agent; JP Morgan Chase Bank and Bank of America, N.A., as the Issuing Banks; Wachovia Bank, National Association as the Syndication Agent; Bank of America, N.A., Bank One, N.A., Fleet National Bank and Wells Fargo Bank, National Association, as the Co-Documentation Agents and certain other lenders.

-------------
(a) filed herewith